Equity Transfer Agreement
股权转让协议

This Equity Transfer Agreement (this “Agreement”) is entered into on September 16, 2009 in Weihai, People’s Republic of China (the “PRC”), by and between:
本股权转让协议（“本协议”）由以下当事方于2009年6月[  ]日在中国威海签署：

Transferors:
转让方：
Solar Thin Films, Inc.
Address地址：25 Highland Blvd., Dix Hills, New York 11746, USA.

Renewable Energy Solutions, Inc.
Address地址：200 Ludlow Dr., Suite C., Ewing NJ 08638

Transferee:
受让方：
Innofast Investments Limited
Address地址：15th floor, Pearl Oriental Centre, 200 Gloucester Road, Wanchai, Hong Kong

The Transferors and the Transferee will be individually referred to as “Each Party” and collectively referred to as “the Parties”.
转让方、受让方单独称为“一方”，合称为“各方”。

Whereas,

1.
Weihai China Glass Solar Co., Ltd. (the “Company”) is a Sino-foreign equity joint venture company established and validly existing under the laws of the PRC.  Solar Thin Films, Inc. contributed USD1,500,000 to the Company, accounting for 15% of the registered capital of the Company; Renewable Energy Solutions, Inc. contributed USD500,000 to the Company, accounting for 5% of the registered capital of the Company;

威海中玻光电有限公司（“公司”）系一家依据中国法律注册成立并有效存续的中外合资经营企业。Solar Thin Films, Inc.在公司的出资额为150万美元，占公司注册资本的15%；Renewable Energy Solutions, Inc.在公司的出资额为50万美元，占公司注册资本的5%；

2.	The Transferee is a company established and validly existing under the laws of Hong Kong;
受让方系一家依据香港法律注册成立并有效存续的公司；

3.
Each of the Transferors agrees to transfer its entire capital contribution in the Company (hereinafter referred to as “Transferred Equity”) to the Transferee; the Transferee agrees to accept the Transferred Equity.

各转让方愿意将各自在公司的出资额（合称为“协议股权”）全部转让给受让方，受让方愿意受让。

In accordance with the laws and regulations of the PRC, the Parties hereby agree to the equity transfer as follows:
现各方根据中国现行的法律、法规，经协商一致，就转让股权事宜达成如下协议：

1	Transfer of the Transferred Equity
协议股权的转让

In accordance with the terms and conditions set forth in this Agreement, the Transferors agree to transfer the Transferred Equity to the Transferee and the Transferee agrees to purchase the Transferred Equity listed below.  The transfer price of the Transferred Equity (the “Transfer Price”) is listed as below.
根据本协议规定的条款及条件，各转让方同意将其持有的协议股权（如下表所列）转让给受让方，受让方同意受让该等协议股权。协议股权的转让价款如下表所列。

Transferors 转让方	Transferred Equity (USD$) 协议股权 （美元）	Transfer Price (USD$) 转让价款 （美元）
SOLAR THIN FILMS, INC.	1,500,000	1,350,000
RENEWABLE ENERGY SOLUTIONS, INC.	500,000	450,000
Total总计	2,000,000	1,800,000

2	Payment of the Transfer Price
转让价款的支付

The Transferee shall pay to the Transferors the Transfer Price by wire transfer of immediately available funds within thirty calendar days after the execution of this Agreement in accordance with the following instructions:

受让方应当在本协议签署后30日内向转让方支付转让价款，即将立即可获取的资金汇至以下账户：

Bank name:
Bank address:
ABA Routing number:
Account number:
Swift code:

3	Closing
交割

Subject to the terms and conditions of this Agreement, the consummation of the transactions contemplated by this Agreement shall take place at a closing (the “Closing”) when all the conditions precedent set forth in Article 4 are fulfilled or waived in writing by the Parties.  The date on which the Closing occurs is herein referred to as the “Closing Date”.

根据本协议的条款和条件，本协议下的交易于第4条所列的先决条件全部满足或被各方书面豁免时完成（“交割”）。交割当日在本协议中被称为“交割日”。

4	Conditions Precedent to the Closing
交割的先决条件

The Closing shall take place subject to the fulfillment of each of the following conditions:
协议股权的交割，在以下条件全部满足之后，方可实现：

4.1	The other shareholders of the Company shall have waived in writing the right of first refusal with respect to the Transferred Equity;
公司的其他股东书面放弃对协议股权的优先认购权；

4.2
The formation, effectiveness, validity and performance of this Agreement is not challenged, restricted or prohibited by any third party or any court, arbitration institution or relevant government authority of the PRC;

本协议的成立、生效、效力和履行没有受到任何第三方或中国任何法院、仲裁机构或有关政府部门的置疑、限制或禁止；

4.3	Each Party shall have completed all the required internal approval procedures for the Closing pursuant to its articles of association;
各方已经根据其公司章程完成了为实现交割所需的全部内部批准手续；

4.4	The representations and warranties made by Each Party under this Agreement is still true and effective at the time of the Closing;
本协议各方在本协议中所作的陈述和保证在交割时依然真实有效；

4.5	The transfer of the Transferred Equity shall have been approved by the examination and approval authority and registered with the local administration of industry and commerce.
协议股权的转让已经得到原审批机关的批准，并在当地工商行政管理局办理了变更登记。

5	Representations and Warranties
陈述与保证

5.1	Representations and Warranties of the Transferors
转让方的陈述与保证

5.1.1	Each Transferor is a legal entity duly established and validly existing under the laws of the place of its incorporation;
各转让方均为根据其成立地的法律合法成立并有效存续的法人；

5.1.2	Each Transferor possesses full power and authority to enter into and to perform its obligations hereunder, and its representative has obtained necessary authorization to execute this Agreement;
各转让方均拥有签署本协议并履行本协议的全部权力和授权，其签署本协议的授权代表已获得必要授权；

5.1.3
The execution and implementation of this Agreement does not violate any laws or regulations which are applicable to the Transferors, or any material contracts or agreements in which either Transferor is one of the Parties, or any material contracts or agreements which are binding upon either Transferor’s properties;

本协议的签署及履行不违反各转让方的公司章程或适用的法律、法规，或转让方作为当事一方的任何重大合同或协议，或对其财产具有约束力的任何重大合同或协议；

5.1.3	There is no existing or potential suit, arbitration or preliminary hearing affecting the execution of this Agreement or either Transferor’s ability to perform this Agreement;
各转让方无针对其已有或潜在诉讼、仲裁或调查会在任何方面影响其签署本协议及影响履行其在本协议项下义务的能力；

5.1.4
All the representations and warranties made by the Transferors are true, authentic and complete on the date of execution of this Agreement. Each Transferor acknowledges that all the representations and warranties shall be true, authentic and complete until the Closing.

各转让方在本协议中所做的声明和保证在本协议签署之日均为真实、准确和完整，各转让方保证该等声明和保证至协议股权交割日时亦为真实、准确和完整；

5.1.5
The Transferred Equity is legally owned by the Transferors. As of the date of execution of this Agreement, the Transferred Equity, free from and clear of any pledge, encumbrance or freeze due to judicial judgment or administrative adjudication, can be legitimately transferred to the Transferee in accordance with the PRC laws.

各转让方向受让方转让的协议股权为其依法所有，截止本协议签署之日，协议股权未曾被设定任何质押或其他第三方权益，也未因司法、行政裁决被予以冻结，依据中国法律可以合法地转让给受让方；

5.1.6	Each Transferor is not aware of any circumstance or legal obstacle which may lead to the liquidation, termination or non-existence of the Company.
各转让方不知悉任何可能导致公司清算、终止或法不能存续的情形或法律障碍；

5.1.7
The Transferors shall assist the Transferee in promoting the Company to approve the transfer of the Transferred Equity in accordance with the articles of association of the Company and in the preparation of all the documents relating to the transactions contemplated under this Agreement.

各转让方将协助受让方促成公司根据公司章程的规定批准本次股权转让，准备与本协议筹划的交易相关的全部文件；

5.1.8
The Transferors shall not sell all or a portion of the Transferred Equity to any third party or set any third party interest in any form from the execution of this Agreement to the registration of the Transferred Equity with the local administration of industry and commerce.

本协议签署后至完成协议股权工商变更登记期间，各转让方不会将协议股权全部或部分让予任何第三方，或以任何形式在协议股权上设定任何第三方权益。

5.2	Representations and Warranties of the Transferee
受让方的陈述与保证

5.2.1	The Transferee is a legal entity duly established and validly existing under the laws of Hong Kong;
受让方是根据香港法律合法成立并有效存续的法人；

5.2.2
The Transferee possesses full power and authority to enter into and to perform its obligations hereunder, and its representative has obtained necessary authorization to execute this Agreement. This Agreement constitutes a valid and binding agreement of the Transferee, enforceable against it in accordance with its terms;

受让方拥有签署本协议并履行本协议的全部权力和授权，其签署本协议的授权代表已获得受让方的必要授权。本协议构成对受让方合法、有约束力的协议，对受让方具有强制执行力；

5.2.3
The implementation of this Agreement does not violate any applicable laws and regulations or any material contracts or agreements in which the Transferee is a party or which is binding on the properties of the Transferee;

本协议的签署及履行不违反受让方的公司章程或任何其适用的法律、法规，或受让方作为当事一方的任何重大合同或协议，或对其财产具有约束力的任何重大合同或协议;

5.2.4	There is no existing or potential suit, arbitration or preliminary hearing affecting the execution of this Agreement or the Transferee’s ability to perform this Agreement；
受让方无针对其的已有或潜在诉讼、仲裁、程序或调查会在任何方面影响其签署本协议及影响履行其在本协议下义务的能力；

5.2.5
All the representations and warranties of the Transferee are true, authentic and complete on the date of execution of this Agreement. The Transferee acknowledges that all the representations and warranties shall be true, authentic and complete until the Closing；

受让方在本协议中所做的声明和保证在本协议签署之日均为真实、准确和完整，受让方保证该等声明和保证至协议股权交割日时亦为真实、准确和完整；

5.2.6	The Transferee has conducted its own due diligence investigation of the Company and the Transferred Equity and is fully capable of bearing the economic risks of its investment.
受让方已对公司及协议股权进行了尽职调查，完全有能力承担投资的经济风险。

6	Rights and Obligations
权利和义务

6.1	Rights and Obligations of the Transferors
转让方的权利和义务

6.1.1	Each Transferor has the right to request the Transferee to pay the Transfer Price on time according to the provisions of this Agreement;
各转让方有权要求受让方根据本协议的规定按时向转让方支付转让价款；

6.1.2
Each Transferor shall promptly promote the board of the directors of the Company to approve the equity transfer pursuant to the current articles of association of the Company after execution of this Agreement;

各转让方应在本协议签署后尽快促使公司董事会依据现公司章程的规定通过本次协议股权的转让；

6.1.3	Each Transferor shall assist the Transferee and the Company to obtain all the required governmental approval and registration for the equity transfer;
各转让方应协助受让方和公司取得协议股权转让所需的全部政府批准及登记；

6.1.4	Other rights and obligations set forth in this Agreement.
本协议规定的其他权利及义务。

6.2	Rights and Obligations of the Transferee
受让方的权利和义务

6.2.1	The Transferee has the right to request each Transferor to assist the Transferee and the Company to obtain all the required governmental approval and registration for the equity transfer;
受让方有权要求各转让方协助受让方和公司办理协议股权转让所需的全部政府批准及登记；

6.2.2
After the registration of the Transferred Equity with the local administration of industry and commerce, the Transferee shall have all the rights to the Transferred Equity and all the derived interests, and be entitled to undertake the rights and obligations stipulated in the articles of association of the Company;

受让方有权自工商变更登记办理完毕之日起，依照中国法律、法规取得协议股权及其衍生的所有权益，享有并承担公司章程中规定的相应权利和义务；

6.2.3	The Transferee shall pay the Transfer Price in full to the Transferors on time according to the provisions of this Agreement;
受让方应按照本协议的规定按时足额向转让方支付协议股权的转让价款；

6.2.4	Other rights and obligations set forth in this Agreement.
本协议规定的其他权利及义务。

7	Amendment and Termination of the Agreement
协议的变更及终止

7.1	Amendment of this Agreement
协议的变更

Any amendment and supplement to this Agreement is invalid without an executed agreement between the Parties in writing.
非经各方签署并以书面形式作出，本协议的任何变更或修改均为无效。

7.2	Termination of this Agreement
协议的终止

When any of the following circumstances occurs, this Agreement can be terminated with the Parties’ written consent:
发生下列情形之一时，经各方书面同意可终止本协议：

7.2.1
From the execution of this Agreement to the Closing, the applicable laws and regulations are modified or changed which substantially affect the performance of this Agreement and the Parties fail to reach an  agreement to amend this Agreement;

本协议签署后至股权转让完成之前，适用的法律、法规发生修改或变化，致使实质上影响本协议的履行，且各方无法根据新的法律、法规内容就本协议的修改达成一致意见；

7.2.2	An event of force majeure occurs which renders the performance of this Agreement impossible;
发生不可抗力事件致使本协议不能履行；

7.2.3	Other circumstances in which the Parties agree to terminate this Agreement.
其他经各方一致同意终止本协议的情形。

8	Liability for Breach of Contract
违约责任

8.1
The Transferee is entitled to terminate this Agreement and the Transferors shall return the Transfer Price received from the Transferee in the event that either Transferor fails to transfer the Transferred Equity pursuant to the provisions of this Agreement;

如转让方未按本协议规定向受让方转让协议股权，受让方有权解除本协议，且转让方应返回实际获得的转让价款。

8.2
The Transferors are entitled to terminate this Agreement and the Transferee shall pay for the losses and damages of the Transferors in the event that the Transferee fails to fully pay for the Transferred Equity on time pursuant to this Agreement.

如受让方未按本协议规定按时向转让方支付协议股权的全部协议价款，转让方有权解除本协议，且受让方应就转让方实际遭受的损失承担赔偿责任。

8.3
In the event that any party fails to perform its obligations after the execution of this Agreement, the party shall be regarded as breaching this Agreement. The party who breaches this Agreement shall compensate the other party for all the losses and damages due to the breach activities.

本协议签署后，任何一方未能按本协议的规定履行其在本协议项下的其他义务，或作出任何虚假的陈述或保证，亦被视为违约。违约方应赔偿因其上述违约行为对守约方造成的一切损失。

8.4	The liability for breach of this Agreement shall not be exempted due to the Closing or termination of this Agreement.
违约方应承担的违约责任不因协议股权的交割完成或本协议的终止而免除。

9	Expenses
费用的负担

The Transferors and the Transferee shall each bear their own respective taxes and expenses due to the implementation of this Agreement. The taxes and expenses which are not clearly defined by the law shall be equally born by the Parties.
转让方和受让方应依法各自承担因本协议的签署和履行而产生的各项税款和费用，法律没有明确规定应由哪一方承担相应的税款和费用的，由各方平均分担。

10	Confidentiality
保密

10.1
Without the other party’s prior written consent, Each Party may not disclose or divulge any information related to this Agreement, identification of the other party, or any business secrets obtained due to execution and performance of this Agreement.

未经对方事先书面同意，各方不得公开或泄漏或透露关于本协议或本协议项下交易的任何信息，亦不得透露对方的身份，以及因本协议的签署和履行而知晓的有关对方的商业秘密。

10.2
If a disclosure is explicitly required by law, any courts, arbitration tribunals or administrative authorities, such a disclosure by Each Party shall not be deemed as a violation of Article 10.1 above.

若依据法律、法院判决、仲裁裁决以及政府管理机关的决定应当披露保密信息的, 则一方对该信息的披露不应视为对上述10.1条的违反。

11	Indemnification
赔偿
In consideration of the Transferors’ execution and delivery of this Agreement and selling the Transferred Equity hereunder, and in addition to all of the Transferee’s other obligations under this Agreement, the Transferee shall defend, protect, indemnify and hold harmless the Transferors, and all of their respective affiliates, employees, advisors, and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Transferor Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Transferor Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by the Transferor Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Transferee in this Agreement, or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Transferee contained in this Agreement, or any other certificate, instrument or document contemplated hereby or thereby, or (c) any cause of action, suit or claim brought or made against such Transferor Indemnitee and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of the Parties hereto.  To the extent that the foregoing undertaking by the Transferee may be unenforceable for any reason, the Transferee shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.
鉴于转让方签署并交付本协议，出售协议股权，受让方除了本协议下的所有其他义务外，受让方应当保障各转让方及它们各自的关联方、雇员、顾问及代理人（包括但不限于转让方聘用的与本协议下的交易相关的人）（合称为“转让方受偿者”）免于遭受如下损失，为转让方受偿者进行抗辩，赔偿转让方受偿者因以下事由而导致的任何诉讼、诉讼、请求、损失、开支、惩罚、费用、责任及损害赔偿（无论转让方受偿者是否为赔偿诉讼的当事方），包括合理的律师费和支出（“赔偿责任”）：（a）受让方在本协议中作出虚假陈述或违反本协议下的任何陈述和保证；（b）违反受让方在本协议下的任何承诺、约定或义务，或违反相关的任何证明、契据或文件；或（c）针对转让方受偿者的任何诉因、诉讼或请求，并且该等诉因、诉讼或请求是源于本协议或任何其他相关契据、文件或协议的签署、交付或履行。如果受让方的上述承诺因任何原因而不可预见，受让方应当在法律允许的最大范围内赔偿转让方受偿者、履行赔偿责任。

12	Applicable laws and Dispute Resolutions
适用法律及争议解决

12.1	The conclusion, effect, explanation, implementation and dispute resolutions shall be governed by the rules and regulations of the PRC.
本协议的订立、效力、解释、履行和争议的解决均适用中国的法律、法规。

12.2
The Parties shall solve any dispute or claim arising from or relating to this Agreement thorough negotiation. If the Parties fail to reach an agreement after negotiation, the dispute may be brought to China International Economic and Trade Commission and be decided according to the then effective rules in Beijing. The arbitration award is final and binding on the Parties.

因本协议引起的或与本协议有关的任何争议，由转让方和受让方协商解决。如经协商无法达成一致，该两方同意将该等争议提交中国国际经济贸易仲裁委员会，按其当时有效的仲裁规则在北京裁决。仲裁裁决是终局的，对各方均有约束力。

13	Miscellaneous
其他条款

13.1	This Agreement shall come into effect upon the execution by the Parties.
本协议经各方正式签署后生效。

13.2
In respect of any items not mentioned in this Agreement, the Parties may agree to enter into a supplemental agreement. The supplemental agreement shall take effect upon execution and has the same legal effect as this Agreement.

本协议未尽事宜，各方经协商一致可签订补充协议，经各方签署后生效。补充协议与本协议具有同等法律效力。

13.3	This Agreement is written in English and Chinese. Both versions shall have the same legal effect.
本协议以中英文书就，中英文版本具有同等法律效力。

13.4
Any notices or other correspondences between the Parties in connection with the performance of this Agreement shall be in writing and be delivered in person, by registered mail, postage prepaid mail, recognized express mail, email or facsimile to the following correspondence addresses:

本协议各方为履行本协议项下的权利、义务所发出的通知, 都应以书面做成, 并以专人递送、挂号邮寄、邮资预付邮寄、认可的快递服务、传真或电子邮件的形式发送到有关一方或各方下列的地址:

Transferors:
转让方

Solar Thin Films, Inc.
Address地址：25 Highland Blvd, Dix Hills, New York, 11746, USA.
Fax 传真：
Tel 电话：
Email电邮：

Renewable Energy Solutions, Inc.
Address地址：200 Ludlow Dr. Suite C. Ewing, NJ 08638
Fax 传真：
Tel 电话：
Email电邮：

受让方

Transferee:
Innofast Investments Limited
Address地址：15th floor, Pearl Oriental Centre, 200 Gloucester Road, Wanchai, Hong Kong
Fax 传真：
Tel 电话：
Email电邮：

Any notice by facsimile transmission or e-mail shall be effective only if the recipient acknowledges receipt.
通过传真或电子邮件传送的通知应在收件人收到时生效。

13.5	This Agreement has five copies, each of which has the same legal force and effect.
本协议一式[五]份，各份具有同等法律效力。

In witness whereof, the Parties have executed this Agreement as of the date first written above.
兹证明，本协议由各方正式授权代表于协议文首所载日期签署。

Transferors:
转让方：

Solar Thin Films, Inc.
Authorized Representative:授权代表：	/s/ Peter C. Lewis
Peter C. Lewis, Group Vice President and
General Manager of the Thin Film Group

Renewable Energy Solutions, Inc.
Authorized Representative:授权代表：	/s/ Zoltan Kiss
Zoltan Kiss, Director

Transferee:
受让方:

Innofast Investments Limited
Authorized Representative:授权代表：